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                             JPMORGAN TAX AWARE FUNDS

                       JPMORGAN TAX AWARE U.S. EQUITY FUND
                                ALL SHARE CLASSES

                         SUPPLEMENT DATED MARCH 31, 2004
                      TO THE PROSPECTUS DATED MARCH 1, 2004

The information under the heading "THE PORTFOLIO MANAGERS" for the Fund in each Prospectus is hereby deleted in its entirety and replaced with the following:

The portfolio management team is led by Dave Silberman, Managing Director of JPMIM, and Terry Banet, Managing Director of JPMIM. Mr. Silberman has been an employee since 1989 and manages core U.S. Large Cap equity strategies. Ms. Banet has been an employee since 1985 and is a senior portfolio manager for private client equity and balanced accounts.

                                                                   SUP-TAUSE-304